                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             ---------------------

                                   FORM 8-K
                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                                    of the
                        Securities Exchange Act of 1934

                             ---------------------

                             THE SCOREBOARD, INC.
            (Exact name of registrant as specified in its charter)


New Jersey                               0-16913          22-2766077
(State or other jurisdiction     (Commission File Number) (I.R.S. Employer
of incorporation or organization)                         Identification Number)




                            1951 Old Cuthbert Road
                         Cherry Hill, New Jersey 08034
         (Address, including zip code of Principal Executive Offices)


                                (609) 354-9000
             (Registrant's telephone number, including area code)

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Item 8.  Change in Fiscal Year

        On December 10, 1996, the Company's Board of Directors voted to change the Company's fiscal year. The Company's new fiscal year will end on December 31. Form 10-K will contain the report covering the transition period.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE SCORE BOARD, INC.


                                        By:
                                           --------------------------
                                           Kenneth Goldin
                                           Chairman, Chief Executive
                                           Officer and President



Date:  December 19, 1996